SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 January 31, 2006
                      ---------------------------------
                      (Date of earliest event reported)




                          DELTA PETROLEUM CORPORATION
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



   Delaware                    0-16203                  84-1060803
--------------                ----------          --------------------
  (State of                   Commission           (I.R.S. Employer
Incorporation)                 File No.            Identification No.)



                  Suite 4300
                  370 17th Street
                  Denver, Colorado                        80202
           -------------------------------------------------------
           (Address of principal executive offices)     (Zip Code)


      Registrant's telephone number, including area code: (303) 293-9133



                                   N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

     On February 1, 2006, Delta Petroleum Corporation (the "Company") issued 673,401 shares of common stock to Armstrong Resources, LLC ("ARL") as part of the consideration paid by the Company to earn a 65% working interest in oil and gas leases covering approximately 88,000 acres in central Utah. In addition, the Company agreed to pay ARL $24 million in cash and will be required to drill three exploratory wells on the acreage.

     In connection with this transaction, the Company relied on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 of Regulation D promulgated under the Securities Act. The Company reasonably believes that ARL is an "Accredited Investor" as such term is defined in Rule 501 of Regulation D. ARL was given access to complete information concerning the Company. ARL represented to the Company that they acquired the shares for investment purposes. A restrictive legend was placed on the certificate issued to ARL, and stop transfer orders were given to the Company's transfer agent.

     The Company has agreed to file a registration statement with the Securities and Exchange Commission to register the shares sold in this offering under the Securities Act for resale by ARL within 30 days of the transaction.

ITEM 3.03.   MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

     On January 31, 2006, Delta Petroleum Corporation, a Colorado corporation ("Delta Colorado"), merged with and into its newly-formed, wholly owned subsidiary, Delta Petroleum Corporation, a Delaware corporation ("Delta Delaware") in order to reincorporate in the State of Delaware (the "Reincorporation Merger"). The Reincorporation Merger was effected pursuant to an Agreement and Plan of Merger entered into among Delta Colorado, Delta Delaware, DPCA LLC, a Delaware limited liability company and a wholly owned subsidiary of Delta Colorado, and Castle Energy Corporation, a Delaware corporation. The Reincorporation Merger was submitted to a vote of, and approved by, Delta Colorado's shareholders at its Annual Meeting held on January 31, 2006. As a result of the Reincorporation Merger, the legal domicile of the Company is now Delaware.

     As provided by the Agreement and Plan of Merger, each outstanding Delta Colorado common share, par value $0.01 per share ("Colorado Common Stock"), was automatically converted into one Delta Delaware common share, par value $0.01 per share ("Delaware Common Stock"), at the time the Reincorporation Merger became effective. Each share certificate representing issued and outstanding Colorado Common Stock continues to represent the same number of shares of Delaware Common Stock. In addition, as a result of the Reincorporation Merger, each outstanding option, right or warrant to acquire shares of Colorado Common Stock converted into an option, right or warrant to acquire an equal number of shares of Delaware Common Stock, under the same terms and conditions as the original option, right or warrant, and such options, rights and warrants shall no longer represent the right to acquire shares of Colorado Common Stock.

     Pursuant to the Agreement and Plan of Merger, the directors and officers of Delta Colorado in office immediately prior to the Reincorporation Merger continue to serve as the directors and officers of the Company. None of the Company's subsidiaries changed its respective state or jurisdiction of incorporation in connection with the Reincorporation Merger. The Company's common stock continues to be quoted on the Nasdaq National Market System under the symbol "DPTR". A copy of the form of Agreement and Plan of Merger is incorporated by reference as an exhibit to this Form 8-K, and statements herein regarding the Agreement and Plan of Merger are qualified by reference to the complete Agreement and Plan of Merger.

                                       2


     Prior to the Reincorporation Merger, the Company's corporate affairs were governed by the corporate law of Colorado, and its Articles of Incorporation and Bylaws (the "Colorado Charter and Bylaws"), each of which were adopted under Colorado law. Pursuant to the Agreement and Plan of Merger described above, and as a result of the consummation of the Reincorporation Merger, the Certificate of Incorporation and the Bylaws of Delta Delaware in effect immediately prior to the consummation of the Reincorporation Merger (the "Delaware Charter and Bylaws") became the Certificate of Incorporation and Bylaws of the surviving corporation. Accordingly, the constituent instruments defining the rights of holders of the Company's common stock will now be the Delaware Charter and Bylaws, which are exhibits to this Form 8-K, rather than the Colorado Charter and Bylaws. Additionally, as a result of the Reincorporation Merger, Delaware corporate law will generally be applicable in the determination of the rights of stockholders of the Company under state corporate laws.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     See Item 3.03 of this Report on Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     Each exhibit identified below is filed as part of this report:

     2.1 Agreement and Plan of Merger, Merger dated as of November 8, 2005, among Delta Petroleum Corporation, a Colorado corporation, Delta Petroleum Corporation, a Delaware corporation, DPCA LLC, a Delaware limited liability company and a wholly owned subsidiary of Delta Colorado, and Castle Energy Corporation, a Delaware corporation (incorporated by reference to Appendix A to the proxy statement/prospectus contained in the Registrant's Form S-4 registration statement, SEC File No. 333-130672).

     3.1 Certificate of Incorporation of the Registrant under the laws of the State of Delaware, as amended.

     3.2 Bylaws of the Registrant(incorporated by reference to Exhibit 99.4 to the Registrant's Form S-4 registration statement, SEC File No. 333-130672).


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DELTA PETROLEUM CORPORATION
                                      (Registrant)


Date:  February 3, 2006              By:/s/ Stanley F. Freedman
                                        Stanley F. Freedman, Executive Vice
                                        President and Secretary








                                       3